UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2008 (March 10, 2008)

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12785	31-1486870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 249-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On March 10, 2008, Nationwide Financial Services, Inc. (NFS) issued a press release announcing that it has received an offer from Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company and Nationwide Corporation to acquire by merger all of the outstanding publicly held shares of Class A common stock of NFS for $47.20 per share in cash.

The NFS board of directors has appointed a special committee of the board, comprised entirely of independent, non-affiliated directors, to consider the proposal.

Item 9.01 – Financial Statements and Exhibits

(d)    Exhibits

         Exhibit 99.1 Press release dated March 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC. (Registrant)

Date: March 10, 2008	/s/ Timothy G. Frommeyer
Timothy G. Frommeyer
Senior Vice President – Chief Financial Officer